Exhibit 99.1

0	● ●
John R. Buran, President and CEO Commentary

Flushing Financial Corporation Reports 3Q23 GAAP EPS of $0.32 and Core EPS of $0.31;

Delivered Sequential EPS and GAAP NIM Expansion as Action Plan Continues to Progress;

Opened 27th Branch Expanding Asian Market Presence

“We delivered sequential EPS and GAAP NIM expansion through the continued execution of our action plan to drive long-term profitability while advancing our near-term areas of focus amid persisting challenges in the operating environment. In 3Q23, we made significant progress on delivering against all pillars of our action plan, including: 1) reduced interest rate risk and moved closer to our goal of interest rate neutrality, including the addition of $100 million of interest rate hedges; 2) increased yields on new loans 288 bps YoY and 34 bps QoQ, with an emphasis on floating rate loans and back-to-back swaps; 3) increased noninterest bearing deposits $46.6 million QoQ; 4) saw strength in debt service coverage for our multifamily and investor commercial real estate portfolios repricing through 2025, with our stress testing (200 bps increase in rates and 10% rise  in operating expenses) indicating a resilient borrower base; Manhattan office buildings are minimal at 0.6% of net loans; 5) maintained stability in available liquidity and capital ratios; and 6) emphasized noninterest expenses. We’re confident that our ability to execute will guide us through the near-term challenges and enable the Bank to emerge as a strong and more profitable institution.”

- John R. Buran, President and CEO

Uniondale, N.Y., October 31, 2023 (GLOBAL NEWSWIRE) – QoQ, EPS Increases; GAAP NIM Expands; Minimal Core NIM Compression. The Company reported third quarter 2023 GAAP EPS of $0.32, up 10.3% QoQ, but down 57.9% YoY. Core EPS totaled $0.31, an increase of 19.2% QoQ, but a decrease of 50.0% YoY. The improvement in core EPS QoQ was primarily driven by lower credit costs, higher noninterest income, and lower operating expenses, partially offset by slight NIM compression. GAAP NIM of 2.22% increased 4 bps QoQ but declined 85 bps YoY; while Core NIM of 2.14% compressed 3 bps QoQ and 89 bps YoY. Our actions to reduce interest rate risk, including adding interest rate hedges and floating rate loans, assisted in reducing the NIM compression and are beneficial in a “higher-for-longer” rate environment.

Strong Credit Quality; Stable Capital. Nonperforming assets decreased 23.2% YoY and 3.1% QoQ while net recoveries were $42,000 in 3Q23. Capital continues to be sound with TCE/TA1 of 7.59% at September 30, 2023, compared to 7.71% at June 30, 2023.

Key Financial Metrics[2]

	3Q23	2Q23	1Q23	4Q22	3Q22	9M23	9M22
GAAP:
EPS	$0.32	$0.29	$0.17	$0.34	$0.76	$0.77	$2.15
ROAA (%)	0.44	0.41	0.24	0.48	1.11	0.36	1.08
ROAE (%)	5.57	5.12	3.02	6.06	13.91	4.56	13.24
NIM FTE[3] (%)	2.22	2.18	2.27	2.70	3.07	2.22	3.26
Core:
EPS	$0.31	$0.26	$0.10	$0.57	$0.62	$0.67	$1.92
ROAA (%)	0.43	0.37	0.14	0.82	0.90	0.31	0.96
ROAE (%)	5.41	4.66	1.76	10.29	11.24	3.93	11.80
Core NIM FTE (%)	2.14	2.17	2.25	2.63	3.03	2.18	3.22
Credit Quality:
NPAs/Loans & OREO (%)	0.56	0.58	0.61	0.77	0.72	0.56	0.72
ACLs/Loans (%)	0.57	0.57	0.56	0.58	0.59	0.57	0.59
ACLs/NPLs (%)	225.38	207.08	182.89	124.89	142.29	225.38	142.29
NCOs/Avg Loans (%)	-	0.09	0.54	0.05	0.02	0.21	0.01
Balance Sheet:
Avg Loans ($B)	$6.8	$6.8	$6.9	$6.9	$6.9	$6.8	$6.7
Avg Dep ($B)	$6.8	$6.9	$6.8	$6.7	$6.3	$6.8	$6.4
Book Value/Share	$23.15	$23.18	$22.84	$22.97	$22.47	$23.15	$22.47
Tangible BV/Share	$22.48	$22.51	$22.18	$22.31	$21.81	$22.48	$21.81
TCE/TA (%)	7.59	7.71	7.73	7.82	7.62	7.59	7.62

1 Tangible Common Equity (“TCE”)/Total Assets (“TA”) 2 See “Reconciliation of GAAP Earnings and Core Earnings”, “Reconciliation of GAAP Revenue and Pre-Provision Pre-Tax Net Revenue”, and “Reconciliation of GAAP Net Interest Margin to Core Net Interest Income and Net Interest Margin.” 3 Net Interest Margin (“NIM”) Fully Taxable Equivalent (“FTE”)

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54001

3Q23 Highlights
●
Net interest margin FTE increased 4 bps QoQ, but decreased 85 bps YoY to 2.22%; Core net interest margin FTE decreased 3 bps QoQ and 89 bps YoY to 2.14%; Both GAAP and Core NIMs benefited from $100 million of new interest rate hedges added during the quarter and the closing of $120.5 million of back-to-back swap loans that generate noninterest income immediately and interest income over the life of the loan while adding floating rate assets to provide additional interest rate risk neutralization
●
Average total deposits increased 8.6% YoY, but declined 1.2% QoQ to $6.8 billion; Noninterest bearing deposits increased $46.6 million QoQ despite new checking account openings declining 5% YoY in 3Q23; average CDs totaled $2.3 billion, up 116.6% YoY and 11.9% QoQ; growth in CDs generally lengthens the duration of customer deposits and helps reduce rate sensitivity
●
Bensonhurst branch opened on September 29, 2023, which expands our Asian market presence
●
Period end net loans decreased 0.8% YoY, but increased 0.9% QoQ; loan closings were $241.5 million down 47.9% YoY, but up 52.1% QoQ; the yield on closings increased 288 bps YoY and 34 bps QoQ to 7.48%
●
Loan pipeline increased 17.5% YoY, but decreased 12.6% QoQ to $363.3 million; approximately 60% of the loan pipeline consists of floating rate loans including back-to-back swap loans
●
NPAs declined to $38.4 million from $50.0 million a year ago and $39.6 million in the prior quarter
●
Provision for credit losses was $0.6 million in 3Q23 compared to $2.1 million in 3Q22 and $1.4 million in 2Q23; net recoveries were $42,000 in 3Q23 compared to net charge-offs of $0.3 million in 3Q22 and $1.6 million in 2Q23
●
Tangible Common Equity to Tangible Assets declined to 7.59% at 3Q23 compared to 7.71% at 2Q23
●
Repurchased 59,352 shares at an average price of $15.88 or a 29.4% discount to September 30, 2023, tangible book value of $22.48

Areas of Focus
Interest Rate Risk
●
Continued to take actions to position the Company’s balance sheet more towards interest rate risk neutral
●
During 3Q23, the Company added $100 million of interest rate hedges
●
Approximately 60% of the loan pipeline consists of floating rate loans including back-to-back loan swaps
●
Rate sensitivity to a +100 bps shock has been reduced by 66% over the past year
●
Increased noninterest bearing deposits by $46.6 million QoQ

Credit Quality
●
Manhattan office buildings are minimal at  0.6% of net loans
●
Over 88% of the loan portfolio is collateralized by real estate with an average loan to value less than 36%
●
Debt service coverage ratio is 1.8x for multifamily and investor commercial real estate loans that reprice through 2025

Liquidity
●
The Company maintains ample liquidity with $3.7 billion of undrawn lines and resources
●
Uninsured and uncollateralized deposits were 16% of total deposits
●
Total deposits increased 9.1% YoY
●
Checking account openings were down 5.0% YoY in 3Q23

Customer Experience
●
Approximately 33% of our branches are in Asian communities
●
Bensonhurst, our 27th branch, opened on September 29, 2023
●
Digital banking usage continues to increase with double digit growth in monthly mobile deposit active users and digital banking enrollment in September 2023 versus a year ago

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54002

Income Statement Highlights

						YoY	QoQ
($000s, except EPS)	3Q23	2Q23	1Q23	4Q22	3Q22	Change	Change

Net Interest Income	$44,427	$43,378	$45,262	$54,201	$61,206	(27.4)%	2.4%
Provision (Benefit) for Credit Losses	596	1,416	7,508	(12)	2,145	(72.2)	(57.9)
Noninterest Income (Loss)	3,476	5,122	6,908	(7,652)	8,995	(61.4)	(32.1)
Noninterest Expense	34,415	35,279	37,703	33,742	35,634	(3.4)	(2.4)
Income Before Income Taxes	12,892	11,805	6,959	12,819	32,422	(60.2)	9.2
Provision for Income Taxes	3,493	3,177	1,801	2,570	8,980	(61.1)	9.9
Net Income	$9,399	$8,628	$5,158	$10,249	$23,442	(59.9)	8.9
Diluted EPS	$0.32	$0.29	$0.17	$0.34	$0.76	(57.9)	10.3
Avg. Diluted Shares (000s)	29,703	30,090	30,265	30,420	30,695	(3.2)	(1.3)

Core Net Income[1]	$9,135	$7,854	$3,003	$17,399	$18,953	(51.8)	16.3
Core EPS[1]	$0.31	$0.26	$0.10	$0.57	$0.62	(50.0)	19.2

1 See Reconciliation of GAAP Earnings and Core Earnings

Net interest income decreased YoY but increased QoQ.

●	Net interest margin, FTE of 2.22% decreased 85 bps YoY, but increased 4 bps QoQ
●	Prepayment penalty income from loans and securities, net reversals and recoveries of interest from nonaccrual loans, net gains and losses from fair value adjustments on qualifying hedges, and purchase accounting accretion totaled $2.6 million (13 bps to the NIM) compared to $0.5 million (3 bps) in 2Q23, $1.1 million (6 bps) in 1Q23, $2.4 million (12 bps) in 4Q22, and $2.2 million (11 bps) in 3Q22
●	Excluding the items in the previous bullet, net interest margin was 2.09% in 3Q23, 2.15% in 2Q23, 2.21% in 1Q23, 2.58% in 4Q22, and 2.96% in 3Q22

The provision for credit losses declined YoY and QoQ.

●	Net charge-offs (recoveries) were $(42,000) in 3Q23 (less than (1) bp of average loans) compared to $1.6 million in 2Q23 (9 bps), $9.2 million in 1Q23 (54 bps of average loans), $0.8 million in 4Q22 (5 bps of average loans), and $0.3 million in 3Q22 (2 bps of average loans)
●	1Q23 net charge-offs were primarily related to a commercial business relationship that was placed on nonaccrual in 2Q22

Noninterest income (loss) declined YoY and QoQ.

●	Noninterest income included net gains (losses) from fair value adjustments of $(1.2) million in 3Q23 ($(0.03) per share, net of tax), $0.3 million in 2Q23 ($0.01 per share, net of tax), $2.6 million in 1Q23 ($0.06 per share, net of tax), $(0.6) million in 4Q22 ($(0.02) per share, net of tax), and $5.6 million in 3Q22 ($0.13 per share, net of tax)
●	Loss on the sale of securities was $10.9 million ($0.27 per share, net of tax) in 4Q22 as the Company sold $84.2 million of mortgage-based securities with an approximate yield of 1.17%; proceeds were primarily reinvested in 1Q23 into floating rate securities that had a yield at that time that approximated 6.40%
●	Life insurance proceeds were $23,000 in 3Q23 (less than $0.01 per share), $0.6 million ($0.02 per share) in 2Q23, and $0.3 million ($0.01 per share) in 4Q22
●	Absent all above items and other immaterial adjustments, core noninterest income was $4.7 million in 3Q23, up 39.5% YoY and 10.1% QoQ
●	Back-to-back swap loan closings of $120.5 million in 3Q23 (compared to $11.5 million in 2Q23) contributed to the growth in core noninterest income; the Company earns fee income on back-to-back swap loan closings

Noninterest expense decreased YoY and QoQ.

●	Other operating expenses include $0.6 million reduction in reserves for unfunded commitments in 3Q22; Seasonal compensation expense was $4.1 million in 1Q23
●	Excluding the effects of other immaterial adjustments, core operating expenses were $34.3 million in 3Q23, down 3.4% YoY, and 2.4% QoQ

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54003

●	GAAP noninterest expense to average assets was 1.62% in 3Q23, 1.67% in 2Q23, 1.78% in 1Q23, 1.58% in 4Q22, and 1.69% in 3Q22
●	Noninterest expense largely includes $3.3 million benefit from Employee Retention Tax Credit refunds in 3Q23 and $7.0 million year to date; these refunds are not expected to be repeated in 2024

Provision for income taxes declined YoY and increased QoQ.

●	The effective tax rate was 27.1% in 3Q23, 26.9% in 2Q23, 25.9% in 1Q23, 20.0% in 4Q22, and 27.7% in 3Q22
●	The 4Q22 effective tax rate declined due to preferential tax items having a larger impact due to lower levels of pre-tax income

Balance Sheet, Credit Quality, and Capital Highlights

						YoY	QoQ
	3Q23	2Q23	1Q23	4Q22	3Q22	Change	Change
Averages ($MM)
Loans	$6,813	$6,830	$6,871	$6,881	$6,861	(0.7)%	(0.2)%
Total Deposits	6,819	6,900	6,810	6,678	6,277	8.6	(1.2)

Credit Quality ($000s)
Nonperforming Loans	$17,405	$18,637	$21,176	$32,382	$29,003	(40.0)%	(6.6)%
Nonperforming Assets	38,386	39,618	42,157	53,363	49,984	(23.2)	(3.1)
Criticized and Classified Loans	74,169	48,675	58,130	68,093	61,684	20.2	52.4
Criticized and Classified Assets	95,150	69,656	79,111	89,073	82,665	15.1	36.6
Allowance for Credit Losses/Loans (%)	0.57	0.57	0.56	0.58	0.59	(2) bps	-	bps

Capital
Book Value/Share	$23.15	$23.18	$22.84	$22.97	$22.47	3.0%	(0.1)%
Tangible Book Value/Share	22.48	22.51	22.18	22.31	21.81	3.1	(0.1)
Tang. Common Equity/Tang. Assets (%)	7.59	7.71	7.73	7.82	7.62	(3) bps	(12)	bps
Leverage Ratio (%)	8.54	8.56	8.58	8.61	8.74	(20)	(2)

Average loans decreased YoY and QoQ.

●	Period end net loans totaled $6.9 billion, down 0.8% YoY, but up 0.9% QoQ
●	Total loan closings were $241.5 million in 3Q23, $158.8 million in 2Q23, $173.5 million in 1Q23, $225.2 million in 4Q22, and $463.7 million in 3Q22; the loan pipeline was $363.3 million at September 30, 2023, up 17.5% YoY, but down 12.6% QoQ
●	The diversified loan portfolio is over 88% collateralized by real estate with an average loan-to-value ratio of less than 36%
●	Manhattan office buildings are approximately 0.6% of net loans

Average total deposits increased YoY but declined QoQ.

●	Average CDs totaled $2.3 billion, up 116.6% YoY and 11.9% QoQ; CDs generally lengthen the duration of customer deposits and reduce sensitivity to rising rates
●	Average noninterest bearing deposits decreased 18.9% YoY, but increased 0.2% QoQ in 3Q23 and comprised 12.5% of average total deposits in 3Q23 compared to 16.7% a year ago
●	Period end noninterest bearing deposits decreased 11.9% YoY, but increased 5.6% QoQ

Credit Quality: Nonperforming loans declined YoY and QoQ.

●	Criticized and classified loans were 108 bps of gross loans at 3Q23 compared to 71 bps at 2Q23, 84 bps at 1Q23, 98 bps at 4Q22, and 89 bps at 3Q22
●	Allowance for credit losses were 225.4% of nonperforming loans at 3Q23 compared to 207.1 % at 2Q23, and 142.3% at 3Q22

Capital: Book value per common share and tangible book value per common share, a non-GAAP measure, increased YoY but declined slightly QoQ to $23.15 and $22.48, respectively.

●	The Company paid a dividend of $0.22 per share in 3Q23 and has ample available liquidity to meet its obligations

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54004

●	The Company repurchased 59,352 shares in 3Q23 at an average price of $15.88, representing a 29.4% discount to tangible book value, with 846,779 shares remaining subject to repurchase under the authorized stock repurchase program, which has no expiration or maximum dollar limit
●	Tangible common equity to tangible assets was 7.59% at 3Q23 compared to 7.71% at 2Q23 and 7.62% at 3Q22
The Company and the Bank remain well capitalized under all applicable regulatory requirements
Conference Call Information and Fourth Quarter Earnings Release Date

Conference Call Information:

●	John R. Buran, President and Chief Executive Officer, and Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer and Treasurer, will host a conference call on Wednesday, November 1, 2023, at 9:30 AM (ET) to discuss the Company’s third quarter results and strategy.
●	Dial-in for Live Call: 1-877-509-5836; Canada 855-669-9657
●	Webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=trpzpC32
●	Dial-in for Replay: 1-877-344-7529; Canada 855-669-9658
●	Replay Access Code: 2779651
●	The conference call will be simultaneously webcast and archived

Fourth Quarter 2023 Earnings Release Date:

The Company plans to release Fourth Quarter 2023 financial results after the market close on January 25, 2024; followed by a conference call at 11:00 AM (ET) on January 26, 2024.

A detailed announcement will be issued prior to the third quarter’s close confirming the date and time of the earnings release.

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq: FFIC) is the holding company for Flushing Bank®, an FDIC insured, New York State—chartered commercial bank that operates banking offices in Queens, Brooklyn, Manhattan, and on Long Island. The Bank has been building relationships with families, business owners, and communities since 1929. Today, it offers the products, services, and conveniences associated with large commercial banks, including a full complement of deposit, loan, equipment finance, and cash management services. Rewarding customers with personalized attention and bankers that can communicate in the languages prevalent within these multicultural markets is what makes the Bank uniquely different. As an Equal Housing Lender and leader in real estate lending, the Bank’s experienced lending teams create mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. The Bank also fosters relationships with consumers nationwide through its online banking division with the iGObanking® and BankPurely® brands.

Additional information on Flushing Bank and Flushing Financial Corporation may be obtained by visiting the Company’s website at FlushingBank.com. Flushing Financial Corporation’s earnings release and presentation slides will be available prior to the conference call at www.FlushingBank.com under Investor Relations.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. The Company has no obligation to update these forward-looking statements.

#FF

- Statistical Tables Follow -

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54005

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the three months ended										At or for the nine months ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
(Dollars in thousands, except per share data)	2023		2023		2023		2022		2022		2023		2022
Performance Ratios (1)
Return on average assets	0.44%		0.41%		0.24%		0.48%		1.11%		0.36%		1.08%
Return on average equity	5.57		5.12		3.02		6.06		13.91		4.56		13.24
Yield on average interest-earning assets (2)	5.20		4.84		4.61		4.44		4.10		4.88		3.91
Cost of average interest-bearing liabilities	3.52		3.15		2.80		2.11		1.25		3.16		0.79
Cost of funds	3.13		2.80		2.47		1.84		1.08		2.80		0.68
Net interest rate spread during period (2)	1.68		1.69		1.81		2.33		2.85		1.72		3.12
Net interest margin (2)	2.22		2.18		2.27		2.70		3.07		2.22		3.26
Noninterest expense to average assets	1.62		1.67		1.78		1.58		1.69		1.69		1.78
Efficiency ratio (3)	72.33		74.02		76.48		59.55		55.68		74.30		55.57
Average interest-earning assets to average interest bearing liabilities	1.18	X	1.18	X	1.19	X	1.21	X	1.22	X	1.19	X	1.22	X

Average Balances
Total loans, net	$6,813,019		$6,829,648		$6,871,192		$6,881,245		$6,861,463		$6,837,740		$6,694,528
Total interest-earning assets	8,017,460		7,986,020		7,996,677		8,045,691		7,979,070		8,000,129		7,764,873
Total assets	8,504,364		8,461,827		8,468,311		8,518,019		8,442,657		8,478,299		8,236,070
Total deposits	6,819,397		6,899,617		6,810,485		6,678,383		6,276,613		6,843,200		6,375,372
Total interest-bearing liabilities	6,771,860		6,756,859		6,703,558		6,662,209		6,553,087		6,744,342		6,371,542
Stockholders' equity	675,513		673,943		683,071		676,165		674,282		677,481		671,588

Per Share Data
Book value per common share (4)	$23.15		$23.18		$22.84		$22.97		$22.47		$23.15		$22.47
Tangible book value per common share (5)	$22.48		$22.51		$22.18		$22.31		$21.81		$22.48		$21.81

Stockholders' Equity
Stockholders' equity	$669,141		$671,303		$673,459		$677,157		$670,719		$669,141		$670,719
Tangible stockholders' equity	649,854		651,898		653,932		657,504		650,936		649,854		650,936

Consolidated Regulatory Capital Ratios
Tier 1 capital	$739,364		$735,810		$737,138		$746,880		$749,526		$739,364		$749,526
Common equity Tier 1 capital	692,914		689,876		690,846		698,258		701,532		692,914		701,532
Total risk-based capital	968,152		963,840		965,384		975,709		979,021		968,152		979,021
Risk Weighted Assets	6,802,385		6,649,252		6,659,532		6,640,542		6,689,284		6,802,385		6,689,284

Tier 1 leverage capital (well capitalized = 5%)	8.54%		8.56%		8.58%		8.61%		8.74%		8.54%		8.74%
Common equity Tier 1 risk-based capital (well capitalized = 6.5%)	10.19		10.38		10.37		10.52		10.49		10.19		10.49
Tier 1 risk-based capital (well capitalized = 8.0%)	10.87		11.07		11.07		11.25		11.20		10.87		11.20
Total risk-based capital (well capitalized = 10.0%)	14.23		14.50		14.50		14.69		14.64		14.23		14.64

Capital Ratios
Average equity to average assets	7.94%		7.96%		8.07%		7.94%		7.99%		7.99%		8.15%
Equity to total assets	7.80		7.92		7.94		8.04		7.84		7.80		7.84
Tangible common equity to tangible assets (6)	7.59		7.71		7.73		7.82		7.62		7.59		7.62

Asset Quality
Nonaccrual loans (7)	$17,405		$18,637		$21,176		$29,782		$27,003		$17,405		$27,003
Nonperforming loans	17,405		18,637		21,176		32,382		29,003		17,405		29,003
Nonperforming assets	38,386		39,618		42,157		53,363		49,984		38,386		49,984
Net charge-offs (recoveries)	(42)		1,560		9,234		811		290		10,752		724

Asset Quality Ratios
Nonperforming loans to gross loans	0.25%		0.27%		0.31%		0.47%		0.42%		0.25%		0.42%
Nonperforming assets to total assets	0.45		0.47		0.50		0.63		0.58		0.45		0.58
Allowance for credit losses to gross loans	0.57		0.57		0.56		0.58		0.59		0.57		0.59
Allowance for credit losses to nonperforming assets	102.19		97.41		91.87		75.79		82.56		102.19		82.56
Allowance for credit losses to nonperforming loans	225.38		207.08		182.89		124.89		142.29		225.38		142.29
Net charge-offs (recoveries) to average loans	—		0.09		0.54		0.05		0.02		0.21		0.01

Full-service customer facilities	27		26		26		25		25		27		25

(See footnotes on next page)

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54006

(1)	Ratios are presented on an annualized basis, where appropriate.
(2)	Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.
(3)

Efficiency ratio, a non-GAAP measure, was calculated by dividing core noninterest expense (excluding OREO expense and the net gain/loss from the sale of OREO) by the total of core net interest income and core noninterest income.

(4)	Calculated by dividing stockholders’ equity by shares outstanding.
(5)

Calculated by dividing tangible stockholders’ common equity, a non-GAAP measure, by shares outstanding. Tangible stockholders’ common equity is stockholders’ equity less intangible assets. See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(6)	See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.
(7)	Excludes performing nonaccrual TDR loans in periods prior to 1Q23.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54007

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(In thousands, except per share data)	2023	2023	2023	2022	2022	2023	2022
Interest and Dividend Income
Interest and fees on loans	$91,466	$85,377	$82,889	$81,033	$75,546	$259,732	$212,254
Interest and dividends on securities:
Interest	10,383	9,172	7,240	6,511	5,676	26,795	14,350
Dividends	33	30	29	24	17	92	36
Other interest income	2,154	1,982	1,959	1,702	506	6,095	716
Total interest and dividend income	104,036	96,561	92,117	89,270	81,745	292,714	227,356

Interest Expense
Deposits	50,066	46,249	39,056	27,226	11,965	135,371	20,059
Other interest expense	9,543	6,934	7,799	7,843	8,574	24,276	17,882
Total interest expense	59,609	53,183	46,855	35,069	20,539	159,647	37,941

Net Interest Income	44,427	43,378	45,262	54,201	61,206	133,067	189,415
Provision (benefit) for credit losses	596	1,416	7,508	(12)	2,145	9,520	5,093
Net Interest Income After Provision (Benefit) for Credit Losses	43,831	41,962	37,754	54,213	59,061	123,547	184,322

Noninterest Income (Loss)
Banking services fee income	2,636	1,780	1,411	1,231	1,351	5,827	3,891
Net loss on sale of securities	—	—	—	(10,948)	—	—	—
Net gain on sale of loans	—	54	54	46	—	108	73
Net gain on disposition of assets	—	—	—	104	—	—	—
Net gain (loss) from fair value adjustments	(1,246)	294	2,619	(622)	5,626	1,667	6,350
Federal Home Loan Bank of New York stock dividends	624	534	697	658	538	1,855	1,342
Life insurance proceeds	23	561	—	286	—	584	1,536
Bank owned life insurance	1,157	1,134	1,109	1,126	1,132	3,400	3,361
Other income	282	765	1,018	467	348	2,065	1,108
Total noninterest income (loss)	3,476	5,122	6,908	(7,652)	8,995	15,506	17,661

Noninterest Expense
Salaries and employee benefits	17,825	19,493	20,887	18,178	21,438	58,205	66,196
Occupancy and equipment	3,371	3,534	3,793	3,701	3,541	10,698	10,905
Professional services	3,042	2,657	2,483	2,130	2,570	8,182	7,077
FDIC deposit insurance	912	943	977	485	738	2,832	1,773
Data processing	1,422	1,473	1,435	1,421	1,367	4,330	4,174
Depreciation and amortization	1,482	1,482	1,510	1,535	1,488	4,474	4,395
Other real estate owned/foreclosure expense	185	150	165	35	143	500	259
Other operating expenses	6,176	5,547	6,453	6,257	4,349	18,176	15,171
Total noninterest expense	34,415	35,279	37,703	33,742	35,634	107,397	109,950

Income Before Provision for Income Taxes	12,892	11,805	6,959	12,819	32,422	31,656	92,033

Provision for Income Taxes	3,493	3,177	1,801	2,570	8,980	8,471	25,337

Net Income	$9,399	$8,628	$5,158	$10,249	$23,442	$23,185	$66,696

Basic earnings per common share	$0.32	$0.29	$0.17	$0.34	$0.76	$0.77	$2.15
Diluted earnings per common share	$0.32	$0.29	$0.17	$0.34	$0.76	$0.77	$2.15
Dividends per common share	$0.22	$0.22	$0.22	$0.22	$0.22	$0.66	$0.66

Basic average shares	29,703	30,090	30,265	30,420	30,695	30,017	30,960
Diluted average shares	29,703	30,090	30,265	30,420	30,695	30,017	30,960

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54008

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2023	2023	2023	2022	2022
ASSETS
Cash and due from banks	$200,926	$160,053	$176,747	$151,754	$164,693
Securities held-to-maturity:
Mortgage-backed securities	7,860	7,865	7,870	7,875	7,880
Other securities, net	65,271	65,469	65,653	65,836	66,032
Securities available for sale:
Mortgage-backed securities	337,879	365,911	380,110	384,283	468,366
Other securities	505,784	503,645	431,818	351,074	351,495
Loans	6,896,074	6,832,425	6,904,176	6,934,769	6,956,674
Allowance for credit losses	(39,228)	(38,593)	(38,729)	(40,442)	(41,268)
Net loans	6,856,846	6,793,832	6,865,447	6,894,327	6,915,406
Interest and dividends receivable	55,660	52,911	46,836	45,048	42,571
Bank premises and equipment, net	21,302	22,182	21,567	21,750	22,376
Federal Home Loan Bank of New York stock	43,821	36,168	38,779	45,842	62,489
Bank owned life insurance	214,321	213,164	214,240	213,131	212,353
Goodwill	17,636	17,636	17,636	17,636	17,636
Core deposit intangibles	1,651	1,769	1,891	2,017	2,147
Right of use asset	41,404	41,526	42,268	43,289	44,885
Other assets	206,922	191,752	168,259	179,084	179,090
Total assets	$8,577,283	$8,473,883	$8,479,121	$8,422,946	$8,557,419

LIABILITIES
Total deposits	$6,681,509	$6,723,690	$6,734,090	$6,485,342	$6,125,305
Borrowed funds	1,001,010	857,400	887,509	1,052,973	1,572,830
Operating lease liability	43,067	44,402	45,353	46,125	48,330
Other liabilities	182,556	177,088	138,710	161,349	140,235
Total liabilities	7,908,142	7,802,580	7,805,662	7,745,789	7,886,700

STOCKHOLDERS' EQUITY
Preferred stock (5,000,000 shares authorized; none issued)	—	—	—	—	—
Common stock ($0.01 par value; 100,000,000 shares authorized)	341	341	341	341	341
Additional paid-in capital	264,486	263,744	262,876	264,332	263,755
Treasury stock	(105,433)	(104,574)	(97,760)	(98,535)	(90,977)
Retained earnings	550,678	547,811	545,786	547,507	543,894
Accumulated other comprehensive loss, net of taxes	(40,931)	(36,019)	(37,784)	(36,488)	(46,294)
Total stockholders' equity	669,141	671,303	673,459	677,157	670,719

Total liabilities and stockholders' equity	$8,577,283	$8,473,883	$8,479,121	$8,422,946	$8,557,419

(In thousands)
Issued shares	34,088	34,088	34,088	34,088	34,088
Outstanding shares	28,905	28,961	29,488	29,476	29,851
Treasury shares	5,183	5,127	4,600	4,612	4,237

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54009

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

AVERAGE BALANCE SHEETS

(Unaudited)

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(In thousands)	2023	2023	2023	2022	2022	2023	2022
Interest-earning Assets:
Mortgage loans, net	$5,314,215	$5,308,567	$5,333,274	$5,338,612	$5,340,694	$5,318,616	$5,224,289
Other loans, net	1,498,804	1,521,081	1,537,918	1,542,633	1,520,769	1,519,124	1,470,239
Total loans, net	6,813,019	6,829,648	6,871,192	6,881,245	6,861,463	6,837,740	6,694,528
Taxable securities:
Mortgage-backed securities	436,181	448,620	457,911	549,204	568,854	447,491	581,439
Other securities, net	528,091	471,600	411,723	371,897	362,629	470,898	308,008
Total taxable securities	964,272	920,220	869,634	921,101	931,483	918,389	889,447
Tax-exempt securities:
Other securities	66,438	66,632	66,828	67,022	67,211	66,631	64,081
Total tax-exempt securities	66,438	66,632	66,828	67,022	67,211	66,631	64,081
Interest-earning deposits and federal funds sold	173,731	169,520	189,023	176,323	118,913	177,369	116,817
Total interest-earning assets	8,017,460	7,986,020	7,996,677	8,045,691	7,979,070	8,000,129	7,764,873
Other assets	486,904	475,807	471,634	472,328	463,587	478,170	471,197
Total assets	$8,504,364	$8,461,827	$8,468,311	$8,518,019	$8,442,657	$8,478,299	$8,236,070

Interest-bearing Liabilities:
Deposits:
Savings accounts	$115,437	$124,041	$134,945	$146,598	$154,545	$124,736	$155,966
NOW accounts	1,907,781	2,026,950	1,970,555	1,972,134	1,808,608	1,968,199	1,977,621
Money market accounts	1,584,308	1,754,574	2,058,523	2,146,649	2,136,829	1,797,398	2,206,973
Certificate of deposit accounts	2,290,669	2,046,960	1,679,517	1,350,683	1,057,733	2,007,954	923,301
Total due to depositors	5,898,195	5,952,525	5,843,540	5,616,064	5,157,715	5,898,287	5,263,861
Mortgagors' escrow accounts	69,525	97,410	70,483	82,483	68,602	79,136	79,192
Total interest-bearing deposits	5,967,720	6,049,935	5,914,023	5,698,547	5,226,317	5,977,423	5,343,053
Borrowings	804,140	706,924	789,535	963,662	1,326,770	766,919	1,028,489
Total interest-bearing liabilities	6,771,860	6,756,859	6,703,558	6,662,209	6,553,087	6,744,342	6,371,542
Noninterest-bearing demand deposits	851,677	849,682	896,462	979,836	1,050,296	865,777	1,032,319
Other liabilities	205,314	181,343	185,220	199,809	164,992	190,699	160,621
Total liabilities	7,828,851	7,787,884	7,785,240	7,841,854	7,768,375	7,800,818	7,564,482
Equity	675,513	673,943	683,071	676,165	674,282	677,481	671,588
Total liabilities and equity	$8,504,364	$8,461,827	$8,468,311	$8,518,019	$8,442,657	$8,478,299	$8,236,070

Net interest-earning assets	$1,245,600	$1,229,161	$1,293,119	$1,383,482	$1,425,983	$1,255,787	$1,393,331

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540010

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

NET INTEREST INCOME AND NET INTEREST MARGIN

(Unaudited)

	For the three months ended										For the nine months ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
(Dollars in thousands)	2023		2023		2023		2022		2022		2023		2022
Interest Income:
Mortgage loans, net	$68,931		$63,688		$62,054		$60,946		$58,374		$194,673		$167,119
Other loans, net	22,535		21,689		20,835		20,087		17,172		65,059		45,135
Total loans, net	91,466		85,377		82,889		81,033		75,546		259,732		212,254
Taxable securities:
Mortgage-backed securities	3,031		2,976		2,281		2,425		2,466		8,288		6,989
Other securities	7,003		5,847		4,611		3,723		2,839		17,461		6,048
Total taxable securities	10,034		8,823		6,892		6,148		5,305		25,749		13,037
Tax-exempt securities:
Other securities	484		480		477		489		492		1,441		1,708
Total tax-exempt securities	484		480		477		489		492		1,441		1,708
Interest-earning deposits and federal funds sold	2,154		1,982		1,959		1,702		506		6,095		716
Total interest-earning assets	104,138		96,662		92,217		89,372		81,849		293,017		227,715
Interest Expense:
Deposits:
Savings accounts	$130		$140		$126		$59		$53		$396		$152
NOW accounts	16,843		16,152		13,785		9,515		3,640		46,780		5,838
Money market accounts	14,386		14,625		14,102		10,532		5,280		43,113		8,507
Certificate of deposit accounts	18,639		15,281		11,007		7,037		2,948		44,927		5,510
Total due to depositors	49,998		46,198		39,020		27,143		11,921		135,216		20,007
Mortgagors' escrow accounts	68		51		36		83		44		155		52
Total interest-bearing deposits	50,066		46,249		39,056		27,226		11,965		135,371		20,059
Borrowings	9,543		6,934		7,799		7,843		8,574		24,276		17,882
Total interest-bearing liabilities	59,609		53,183		46,855		35,069		20,539		159,647		37,941
Net interest income- tax equivalent	$44,529		$43,479		$45,362		$54,303		$61,310		$133,370		$189,774
Included in net interest income above:
Prepayment penalties received on loans and securities and net of reversals and recovered interest from nonaccrual loans	$857		$315		$680		$1,080		$1,368		$1,852		$5,365
Net gains/(losses) from fair value adjustments on qualifying hedges included in interest income	1,348		(205)		100		936		28		1,243		(161)
Purchase accounting adjustments	347		340		306		342		775		993		2,200
Interest-earning Assets Yields:
Mortgage loans, net	5.19%		4.80%		4.65%		4.57%		4.37%		4.88%		4.27%
Other loans, net	6.01		5.70		5.42		5.21		4.52		5.71		4.09
Total loans, net	5.37		5.00		4.83		4.71		4.40		5.06		4.23
Taxable securities:
Mortgage-backed securities	2.78		2.65		1.99		1.77		1.73		2.47		1.60
Other securities	5.30		4.96		4.48		4.00		3.13		4.94		2.62
Total taxable securities	4.16		3.84		3.17		2.67		2.28		3.74		1.95
Tax-exempt securities: (1)
Other securities	2.91		2.88		2.86		2.92		2.93		2.88		3.55
Total tax-exempt securities	2.91		2.88		2.86		2.92		2.93		2.88		3.55
Interest-earning deposits and federal funds sold	4.96		4.68		4.15		3.86		1.70		4.58		0.82
Total interest-earning assets (1)	5.20%		4.84%		4.61%		4.44%		4.10%		4.88%		3.91%
Interest-bearing Liabilities Yields:
Deposits:
Savings accounts	0.45%		0.45%		0.37%		0.16%		0.14%		0.42%		0.13%
NOW accounts	3.53		3.19		2.80		1.93		0.81		3.17		0.39
Money market accounts	3.63		3.33		2.74		1.96		0.99		3.20		0.51
Certificate of deposit accounts	3.25		2.99		2.62		2.08		1.11		2.98		0.80
Total due to depositors	3.39		3.10		2.67		1.93		0.92		3.06		0.51
Mortgagors' escrow accounts	0.39		0.21		0.20		0.40		0.26		0.26		0.09
Total interest-bearing deposits	3.36		3.06		2.64		1.91		0.92		3.02		0.50
Borrowings	4.75		3.92		3.95		3.26		2.58		4.22		2.32
Total interest-bearing liabilities	3.52%		3.15%		2.80%		2.11%		1.25%		3.16%		0.79%

Net interest rate spread (tax equivalent) (1)	1.68%		1.69%		1.81%		2.33%		2.85%		1.72%		3.12%
Net interest margin (tax equivalent) (1)	2.22%		2.18%		2.27%		2.70%		3.07%		2.22%		3.26%
Ratio of interest-earning assets to interest-bearing liabilities	1.18	X	1.18	X	1.19	X	1.21	X	1.22	X	1.19	X	1.22	X

(1)	Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540011

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

DEPOSIT and LOAN COMPOSITION

(Unaudited)

Deposit Composition

						3Q23 vs.	3Q23 vs.
	September 30,	June 30,	March 31,	December 31,	September 30,	2Q23	3Q22
(Dollars in thousands)	2023	2023	2023	2022	2022	% Change	% Change
Noninterest bearing	$874,420	$827,820	$872,254	$921,238	$992,378	5.6%	(11.9)%
Interest bearing:
Certificate of deposit accounts	2,321,369	2,232,696	1,880,260	1,526,338	1,036,107	4.0	124.0
Savings accounts	112,730	118,886	128,245	143,641	150,552	(5.2)	(25.1)
Money market accounts	1,551,176	1,594,637	1,855,781	2,099,776	2,113,256	(2.7)	(26.6)
NOW accounts	1,749,802	1,891,834	1,918,977	1,746,190	1,762,468	(7.5)	(0.7)
Total interest-bearing deposits	5,735,077	5,838,053	5,783,263	5,515,945	5,062,383	(1.8)	13.3
Total due to depositors	6,609,497	6,665,873	6,655,517	6,437,183	6,054,761	(0.8)	9.2
Mortgagors' escrow deposits	72,012	57,817	78,573	48,159	70,544	24.6	2.1
Total deposits	$6,681,509	$6,723,690	$6,734,090	$6,485,342	$6,125,305	(0.6)%	9.1%

Loan Composition

						3Q23 vs.	3Q23 vs.
	September 30,	June 30,	March 31,	December 31,	September 30,	2Q23	3Q22
(Dollars in thousands)	2023	2023	2023	2022	2022	% Change	% Change
Multifamily residential	$2,614,219	$2,593,955	$2,601,174	$2,601,384	$2,608,192	0.8%	0.2%
Commercial real estate	1,953,243	1,917,749	1,904,293	1,913,040	1,914,326	1.9	2.0
One-to-four family ― mixed-use property	537,744	542,368	549,207	554,314	560,885	(0.9)	(4.1)
One-to-four family ― residential	222,874	230,055	238,417	241,246	240,484	(3.1)	(7.3)
Construction	59,903	57,325	60,486	70,951	63,651	4.5	(5.9)
Mortgage Loans	5,387,983	5,341,452	5,353,577	5,380,935	5,387,538	0.9	—

Small Business Administration	21,896	22,404	22,860	23,275	27,712	(2.3)	(21.0)
Commercial business and other	1,487,775	1,466,358	1,518,756	1,521,548	1,532,497	1.5	(2.9)
Nonmortgage loans	1,509,671	1,488,762	1,541,616	1,544,823	1,560,209	1.4	(3.2)

Gross loans	6,897,654	6,830,214	6,895,193	6,925,758	6,947,747	1.0	(0.7)
Net unamortized (premiums) and unearned loan (cost) fees (1)	(1,580)	2,211	8,983	9,011	8,927	(171.5)	(117.7)
Allowance for credit losses	(39,228)	(38,593)	(38,729)	(40,442)	(41,268)	1.6	(4.9)
Net loans	$6,856,846	$6,793,832	$6,865,447	$6,894,327	$6,915,406	0.9%	(0.8)%

(1)

Includes $4.4 million, $4.8 million, $5.1 million, $5.4 million, and $5.8 million of purchase accounting unamortized discount resulting from the acquisition of Empire Bancorp at September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022, and September 30, 2022, respectively.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540012

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

LOAN CLOSINGS and RATES

(Unaudited)

Loan Closings

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(In thousands)	2023	2023	2023	2022	2022	2023	2022
Multifamily residential	$75,655	$31,901	$42,164	$65,347	$173,980	$149,720	$409,062
Commercial real estate	70,197	38,523	15,570	20,750	77,777	124,290	287,705
One-to-four family – mixed-use property	6,028	5,812	4,938	4,489	12,383	16,778	33,109
One-to-four family – residential	1,070	63	4,296	7,485	4,102	5,429	17,574
Construction	6,971	8,811	10,592	7,301	7,170	26,374	24,291
Mortgage Loans	159,921	85,110	77,560	105,372	275,412	322,591	771,741

Small Business Administration	—	820	318	665	46	1,138	2,796
Commercial business and other	81,549	72,850	95,668	119,191	188,202	250,067	522,229
Nonmortgage Loans	81,549	73,670	95,986	119,856	188,248	251,205	525,025

Total Closings	$241,470	$158,780	$173,546	$225,228	$463,660	$573,796	$1,296,766

Weighted Average Rate on Loan Closings

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Loan type	2023	2023	2023	2022	2022
Mortgage loans	7.22%	6.62%	6.30%	5.59%	4.37%
Nonmortgage loans	8.00	7.76	7.58	6.57	4.93
Total loans	7.48%	7.14%	7.01%	6.10%	4.60%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540013

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

ASSET QUALITY

(Unaudited)

Allowance for Credit Losses

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(Dollars in thousands)	2023	2023	2023	2022	2022	2023	2022
Allowance for credit losses - loans
Beginning balances	$38,593	$38,729	$40,442	$41,268	$39,424	$40,442	$37,135

Net loan charge-off (recoveries):
Multifamily residential	—	—	(1)	132	—	(1)	(1)
Commercial real estate	—	8	—	—	—	8	—
One-to-four family – residential	(6)	4	(36)	17	2	(38)	(2)
Small Business Administration	(48)	(158)	(6)	(9)	(12)	(212)	1,016
Taxi medallion	—	—	—	—	—	—	(447)
Commercial business and other	12	1,706	9,277	671	300	10,995	158
Total	(42)	1,560	9,234	811	290	10,752	724

Provision (benefit) for loan losses	593	1,424	7,521	(15)	2,134	9,538	4,857

Ending balance	$39,228	$38,593	$38,729	$40,442	$41,268	$39,228	$41,268

Gross charge-offs	$21	$1,731	$9,298	$1,938	$324	$11,050	$1,410
Gross recoveries	63	171	64	1,127	34	298	686

Allowance for credit losses - loans to gross loans	0.57%	0.57%	0.56%	0.58%	0.59%	0.57%	0.59%
Net loan charge-offs (recoveries) to average loans	—	0.09	0.54	0.05	0.02	0.21	0.01

Nonperforming Assets

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2023	2023	2023	2022	2022
Loans 90 Days Or More Past Due and Still Accruing:
Commercial real estate	$—	$—	$—	$—	$2,000
Construction	—	—	—	2,600	—
Commercial business and other	—	—	—	—	—
Total	—	—	—	2,600	2,000

Nonaccrual Loans:
Multifamily residential	3,206	3,206	3,628	3,206	3,414
Commercial real estate	—	—	—	237	1,851
One-to-four family - mixed-use property(1)	1,075	790	790	790	790
One-to-four family - residential	4,161	5,218	4,961	4,425	4,655
Small Business Administration	1,255	1,119	937	937	937
Commercial business and other(1)	7,708	8,304	10,860	20,187	15,356
Total	17,405	18,637	21,176	29,782	27,003

Total Nonperforming Loans (NPLs)	17,405	18,637	21,176	32,382	29,003

Total Nonaccrual HTM Securities	20,981	20,981	20,981	20,981	20,981

Total Nonperforming Assets	$38,386	$39,618	$42,157	$53,363	$49,984

Nonperforming Assets to Total Assets	0.45%	0.47%	0.50%	0.63%	0.58%
Allowance for Credit Losses to NPLs	225.4%	207.1%	182.9%	124.9%	142.3%

(1)

Adopted ASU No. 2022-02 Financial Instruments – Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures on January 1, 2023; Not included in the above analysis are nonaccrual performing TDR one-to-four family – mixed use property loans totaling $0.2 million in 4Q22 and in 3Q22; nonaccrual performing TDR commercial business loans totaling less than $0.1 million in 4Q22 and $2.9 million in 3Q22.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540014

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

Non-cash Fair Value Adjustments to GAAP Earnings

The variance in GAAP and core earnings is partly driven by the impact of non-cash net gains and losses from fair value adjustments. These fair value adjustments relate primarily to borrowings carried at fair value under the fair value option.

Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre-provision Pre-tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Core Noninterest Income, Core Noninterest Expense and Tangible Book Value per common share are each non-GAAP measures used in this release. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and noninterest items and provide an alternative view of the Company’s performance over time and in comparison, to the Company’s competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value per common share is useful for both investors and management as this measure is commonly used by financial institutions, regulators, and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company’s capital over time and in comparison, to its competitors. These measures should not be viewed as a substitute for total shareholders’ equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540015

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

(Unaudited)

	For the three months ended					For the nine months ended
(Dollars in thousands,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
except per share data)	2023	2023	2023	2022	2022	2023	2022

GAAP income before income taxes	$12,892	$11,805	$6,959	$12,819	$32,422	$31,656	$92,033

Net (gain) loss from fair value adjustments (Noninterest income (loss))	1,246	(294)	(2,619)	622	(5,626)	(1,667)	(6,350)
Net loss on sale of securities (Noninterest income (loss))	—	—	—	10,948	—	—	—
Life insurance proceeds (Noninterest income (loss))	(23)	(561)	—	(286)	—	(584)	(1,536)
Net gain on disposition of assets (Noninterest income (loss))	—	—	—	(104)	—	—	—
Net (gain) loss from fair value adjustments on qualifying hedges (Net interest income)	(1,348)	205	(100)	(936)	(28)	(1,243)	161
Net amortization of purchase accounting adjustments and intangibles (Various)	(237)	(227)	(188)	(219)	(650)	(652)	(1,811)

Core income before taxes	12,530	10,928	4,052	22,844	26,118	27,510	82,497

Provision for core income taxes	3,395	3,074	1,049	5,445	7,165	7,518	23,057

Core net income	$9,135	$7,854	$3,003	$17,399	$18,953	$19,992	$59,440

GAAP diluted earnings per common share	$0.32	$0.29	$0.17	$0.34	$0.76	$0.77	$2.15
Net (gain) loss from fair value adjustments, net of tax	0.03	(0.01)	(0.06)	0.02	(0.13)	(0.04)	(0.15)
Net loss on sale of securities, net of tax	—	—	—	0.27	—	—	—
Life insurance proceeds	—	(0.02)	—	(0.01)	—	(0.01)	(0.05)
Net gain on disposition of assets, net of tax	—	—	—	—	—	—	—
Net (gain) loss from fair value adjustments on qualifying hedges, net of tax	(0.03)	—	—	(0.02)	—	(0.03)	—
Net amortization of purchase accounting adjustments, net of tax	(0.01)	(0.01)	(0.01)	(0.01)	(0.02)	(0.02)	(0.04)

Core diluted earnings per common share(1)	$0.31	$0.26	$0.10	$0.57	$0.62	$0.67	$1.92

Core net income, as calculated above	$9,135	$7,854	$3,003	$17,399	$18,953	$19,992	$59,440
Average assets	8,504,364	8,461,827	8,468,311	8,518,019	8,442,657	8,478,299	8,236,070
Average equity	675,513	673,943	683,071	676,165	674,282	677,481	671,588
Core return on average assets(2)	0.43%	0.37%	0.14%	0.82%	0.90%	0.31%	0.96%
Core return on average equity(2)	5.41%	4.66%	1.76%	10.29%	11.24%	3.93%	11.80%

(1)	Core diluted earnings per common share may not foot due to rounding.
(2)	Ratios are calculated on an annualized basis.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540016

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP REVENUE and PRE-PROVISION

PRE-TAX NET REVENUE

(Unaudited)

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(Dollars in thousands)	2023	2023	2023	2022	2022	2023	2022

GAAP Net interest income	$44,427	$43,378	$45,262	$54,201	$61,206	$133,067	$189,415
Net (gain) loss from fair value adjustments on qualifying hedges	(1,348)	205	(100)	(936)	(28)	(1,243)	161
Net amortization of purchase accounting adjustments	(347)	(340)	(306)	(342)	(775)	(993)	(2,200)
Core Net interest income	$42,732	$43,243	$44,856	$52,923	$60,403	$130,831	$187,376

GAAP Noninterest income (loss)	$3,476	$5,122	$6,908	$(7,652)	$8,995	$15,506	$17,661
Net (gain) loss from fair value adjustments	1,246	(294)	(2,619)	622	(5,626)	(1,667)	(6,350)
Net loss on sale of securities	—	—	—	10,948	—	—	—
Life insurance proceeds	(23)	(561)	—	(286)	—	(584)	(1,536)
Net gain on sale of assets	—	—	—	(104)	—	—	—
Core Noninterest income	$4,699	$4,267	$4,289	$3,528	$3,369	$13,255	$9,775

GAAP Noninterest expense	$34,415	$35,279	$37,703	$33,742	$35,634	$107,397	$109,950
Net amortization of purchase accounting adjustments	(110)	(113)	(118)	(123)	(125)	(341)	(389)
Core Noninterest expense	$34,305	$35,166	$37,585	$33,619	$35,509	$107,056	$109,561

Net interest income	$44,427	$43,378	$45,262	$54,201	$61,206	$133,067	$189,415
Noninterest income (loss)	3,476	5,122	6,908	(7,652)	8,995	15,506	17,661
Noninterest expense	(34,415)	(35,279)	(37,703)	(33,742)	(35,634)	(107,397)	(109,950)
Pre-provision pre-tax net revenue	$13,488	$13,221	$14,467	$12,807	$34,567	$41,176	$97,126

Core:
Net interest income	$42,732	$43,243	$44,856	$52,923	$60,403	$130,831	$187,376
Noninterest income	4,699	4,267	4,289	3,528	3,369	13,255	9,775
Noninterest expense	(34,305)	(35,166)	(37,585)	(33,619)	(35,509)	(107,056)	(109,561)
Pre-provision pre-tax net revenue	$13,126	$12,344	$11,560	$22,832	$28,263	$37,030	$87,590
Efficiency Ratio	72.3%	74.0%	76.5%	59.6%	55.7%	74.3%	55.6%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540017

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP NET INTEREST INCOME and NET INTEREST MARGIN

to CORE NET INTEREST INCOME

(Unaudited)

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(Dollars in thousands)	2023	2023	2023	2022	2022	2023	2022
GAAP net interest income	$44,427	$43,378	$45,262	$54,201	$61,206	$133,067	$189,415
Net (gain) loss from fair value adjustments on qualifying hedges	(1,348)	205	(100)	(936)	(28)	(1,243)	161
Net amortization of purchase accounting adjustments	(347)	(340)	(306)	(342)	(775)	(993)	(2,200)
Tax equivalent adjustment	102	101	100	102	104	303	359
Core net interest income FTE	$42,834	$43,344	$44,956	$53,025	$60,507	$131,134	$187,735

Total average interest-earning assets (1)	$8,021,424	$7,990,331	$8,001,271	$8,050,601	$7,984,558	$8,004,417	$7,770,910
Core net interest margin FTE	2.14%	2.17%	2.25%	2.63%	3.03%	2.18%	3.22%

GAAP interest income on total loans, net	$91,466	$85,377	$82,889	$81,033	$75,546	$259,732	$212,254
Net (gain) loss from fair value adjustments on qualifying hedges - loans	(1,379)	157	(101)	(936)	(28)	(1,323)	161
Net amortization of purchase accounting adjustments	(358)	(345)	(316)	(372)	(783)	(1,019)	(2,256)
Core interest income on total loans, net	$89,729	$85,189	$82,472	$79,725	$74,735	$257,390	$210,159

Average total loans, net (1)	$6,817,642	$6,834,644	$6,876,495	$6,886,900	$6,867,758	$6,842,712	$6,701,413
Core yield on total loans	5.26%	4.99%	4.80%	4.63%	4.35%	5.02%	4.18%

(1)	Excludes purchase accounting average balances for all periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540018

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CALCULATION OF TANGIBLE STOCKHOLDERS’

COMMON EQUITY to TANGIBLE ASSETS

(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2023	2023	2023	2022	2022
Total Equity	$669,141	$671,303	$673,459	$677,157	$670,719
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit intangibles	(1,651)	(1,769)	(1,891)	(2,017)	(2,147)
Tangible Stockholders' Common Equity	$649,854	$651,898	$653,932	$657,504	$650,936

Total Assets	$8,577,283	$8,473,883	$8,479,121	$8,422,946	$8,557,419
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit intangibles	(1,651)	(1,769)	(1,891)	(2,017)	(2,147)
Tangible Assets	$8,557,996	$8,454,478	$8,459,594	$8,403,293	$8,537,636

Tangible Stockholders' Common Equity to Tangible Assets	7.59%	7.71%	7.73%	7.82%	7.62%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540019